                              PROXY INFORMATION


Shareholders of certain AIM funds have been mailed a proxy statement asking for approval for some or all of the following proposals: (1) to make investment restriction language consistent across all AIM funds; (2) to modernize policy restrictions language and update language to reflect changes in the law; (3) to change fund policy language from fundamental to nonfundamental; (4) to increase the flexibility of the fund; (5) to reorganize certain groups of funds from a Maryland corporation to a Delaware business trust organization; (6) to approve a new advisory agreement; and, (7) to combine certain funds and transfer assets and liabilities. The proxy statement for each AIM fund contains disclosure information about the proposals for which votes are being solicited.

Please select one of the funds from the menu below to read answers to common questions regarding your fund's proxy vote, to view Prospectuses and to access the Annual Reports.

                         [DROP-DOWN MENU SELECTION BOX]

--------------------------------------------------------------------------------
WAYS TO VOTE

You may cast your vote by any of the following methods.

BY INTERNET

[COMPUTER GRAPHIC]  ONLINE PROXY VOTING.
                    https://www.proxycard.com/aim2000 to vote with respect to the May 3, 2000 Shareholder Meeting.

                    https://www.proxycard.com/aim2 to vote with respect to the May 31, 2000 Shareholder Meeting.

                    Enter the 12-digit control number listed on the proxy card you received in the mail, then follow the instructions on the website.

BY MAIL

[MAILBOX GRAPHIC]   Complete and sign the proxy card and return it in the
                    postage-paid envelope provided in the shareholder mailing.

BY TELEPHONE

[TELEPHONE GRAPHIC] Call the appropriate toll free number (determined by the
                    Shareholder meeting date indicated on your proxy statement).

                        --------------------------------
                        MEETING DATE    TOLL FREE NUMBER
                        --------------------------------
                        May 3, 2000      1-800-605-9205
                        --------------------------------
                        May 31, 2000     1-800-616-6758
                        --------------------------------

                    Enter the 12-digit control number listed on the proxy card, then follow the recorded instructions.

However you choose to vote, it is important that you vote now to save the expense of additional solicitations.

IF YOU HAVE ANY QUESTIONS...

If you have any questions on the proxy or the voting process, please contact your financial consultant or call AIM toll-free at 1-800-454-0327 any business day between 7:30 a.m. and 5:30 p.m. Central time.

If we have not received your proxy card before the date of the shareholder meeting for your fund, a representative from our proxy solicitation firm, Shareholder Communications Corporation, may contact you to remind you to exercise your right to vote.


(C) 2000 A I M Management Group Inc. All Rights Reserved. Important Legal Information.

                              AIM BASIC VALUE FUND


PROXY STATEMENT

PROSPECTUS

ANNUAL REPORT

BACK TO PROXY INFORMATION

ONLINE PROXY VOTING

QUESTIONS & ANSWERS

     o    General Questions & Answers

     o    Proposal for Approval of the Restructuring of the Fund

     o    Proposal for Approval of a New Advisory Agreement

     o    Proposal for Changing Fundamental Investment Restrictions

     o Proposal to Change the Investment Objective and to make the Investment Objective Non-Fundamental

     o    Proposal for Ratification of Independent Public Accountants

--------------------------------------------------------------------------------

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

GENERAL QUESTIONS & ANSWERS

     o    How do I vote?

     o    Why did I receive multiple proxies?

     o    How does the board recommend that I vote?

     o    Why should I vote?

     o    Has AIM contracted for the services of a proxy solicitor?

     o    Will my vote be confidential using the online proxy voting system?

     o    How do I sign the proxy card?

     o    What is the deadline for voting?

HOW DO I VOTE?

Voting may take place in the following ways:

     o You may vote your shares at https://www.proxycard.com/aim2/ unless your shares are held through a broker, in which case you may vote your shares at https://www.proxyvote.com. Because Internet voting is the most economical way to vote your proxy, we encourage all our shareholders who can to use this method.

     o You may indicate your vote on the proxy card and return it in the postage-paid envelope provided in the shareholder mailings.

     o You may call in your vote to Shareholder Communications Corporation. You may call 1-800-616-6758 for the 24-hour automated system; you will need the 12-digit control number from your proxy card. You may call 1-800-616-5497 for a customer service representative; you will be asked identification questions such as your current address and ZIP code.

     o    You may attend the meeting in person and vote your shares there.

                                                               Back to Questions

WHY DID I RECEIVE MULTIPLE PROXIES?

Each proxy statement relates to a particular fund or group of funds, and each fund has different proposals. You may receive multiple mailings, depending on which funds you own, or you may receive one mailing even though you own more than one fund. Each mailing contains proxy cards for the fund(s) you own and are entitled to vote.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The board recommends that you vote FOR all the proposals on the proxy card.

                                                               Back to Questions

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, a fund may not receive enough votes to go forward with the May 31st shareholder meeting. If this happens, the fund may have to make extra solicitations to obtain a quorum or resend proxies to shareholders, incurring unnecessary additional costs.

                                                               Back to Questions

HAS AIM CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

Yes, AIM has hired Shareholder Communications Corporation as its proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

                                                               Back to Questions

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by Proxycard.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

     o SECURE SOCKETS LAYER (SSL) - A security measure that encrypts all information that travels between ProxyCard.com's Web server and the shareholder's computer.

     o CONTROL NUMBER - Each shareholder is required to enter his or her 12-digit control number. ProxyCard.com verifies the number and presents the holder with the appropriate proxy card for his or her fund(s).

     o FIREWALL - To protect the confidentiality of your account records, ProxyCard.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remain behind our firewall.

                                                               Back to Questions

HOW DO I SIGN THE PROXY CARD?

(DOES NOT APPLY IF VOTING BY PHONE OR INTERNET)

     o INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear in the account registration shown on the proxy card.

     o JOINT ACCOUNTS: All joint owners should sign exactly as their names appear in the registration.

     o ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, if Jane A. Doe is a trustee for a trust or other entity, she should sign, "Jane A. Doe, Trustee."

                                                               Back to Questions

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the Shareholder Meeting, which will be held at 3:00 P.M. Central time May 31, 2000.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------
PROPOSAL FOR APPROVAL OF THE RESTRUCTURING OF THE FUND

     o    Would this restructuring change the way the fund is managed?

     o    How would the change benefit the fund?

     o    Where can I find further details about these changes?

     o    Will there be any tax consequences as a result of this restructuring?

     o    How does the board recommend that I vote on this proposal?

WOULD THIS RESTRUCTURING CHANGE THE WAY THE FUND IS MANAGED?

The proposed restructuring would not involve any change to the fund's name or investment objective of long-term growth of capital.

                                                               Back to Questions

HOW WOULD THE CHANGE BENEFIT THE FUND?

The board and AIM believe that the proposed restructuring would benefit the fund and its shareholders by promoting greater administrative efficiency and potentially lowering expenses.

                                                               Back to Questions

WHERE CAN I FIND FURTHER DETAILS ABOUT THESE CHANGES?

Further details can be found in the section of the proxy statement titled "Approval of a New Investment Advisory Agreement."

                                                               Back to Questions

WILL THERE BE ANY TAX CONSEQUENCES AS A RESULT OF THIS RESTRUCTURING?

The restructuring has been structured as a tax-free transaction.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------
PROPOSAL FOR APPROVAL OF A NEW ADVISORY AGREEMENT

     o    What am I being asked to vote on?

     o How does the proposed new advisory agreement differ from the current advisory agreement?

     o    What effect would it have on the fund's fee schedule?

     o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

As part of the proposal for a new advisory agreement, the fund's board proposes to simplify the structure of the fund. Currently, the fund operates as a "feeder" fund and invests all of its investable assets in the Value Portfolio, which operates as a "master" fund. Under the proposed restructuring, the fund would invest directly in the securities in which the Value Portfolio invests. To effect the proposed restructuring, shareholders of the fund must approve an investment advisory agreement between the fund and AIM as described in Proposal No. 1 of the proxy statement.

You are asked to approve a new advisory agreement between AIM and the company of which your fund is a series. The advisory agreement authorizes AIM to act as investment advisor for the fund and to supervise all aspects of the fund's operations, including the investment and reinvestment of the cash, securities or other properties that comprise the fund's assets, subject at all times to the policies and control of the trustees.

                                                               Back to Questions

HOW DOES THE PROPOSED NEW ADVISORY AGREEMENT DIFFER FROM THE CURRENT ADVISORY AGREEMENT?

It deletes references to administrative services that are addressed in a separate agreement and it deletes references to certain expense limitations that are no longer applicable. It also clarifies the delegation of certain responsibilities and the non-exclusive nature of AIM's services (i.e., that AIM may provide services to others). The changes are more fully described in the proxy statement.

                                                               Back to Questions

WHAT EFFECT WOULD IT HAVE ON THE FUND'S FEE SCHEDULE?

The revised advisory agreement would not change the combined fee schedule applicable to your fund and the "master" fund for advisory and administrative services, but it would allow AIM to request an additional fee for administrative services performed in connection with securities lending. Any such additional fee would require approval by the fund's board.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------
PROPOSAL FOR CHANGING FUNDAMENTAL INVESTMENT RESTRICTIONS

     o    What am I being asked to vote on?

     o What is the difference between a fundamental restriction and a non-fundamental restriction?

     o    Why are these changes being proposed?

     o    Where can I find further details about these changes?

     o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are asked to approve changes to your fund's fundamental investment restrictions. There are a number of investment restrictions that would be changed, and it would be impossible to summarize all of them here. We encourage you to read your proxy statement very carefully.

                                                               Back to Questions

WHAT IS THE DIFFERENCE BETWEEN A FUNDAMENTAL RESTRICTION AND A NON-FUNDAMENTAL RESTRICTION?

A fundamental restriction can be changed only with the approval of both the fund's board and its shareholders, through a proxy such as this one. A non-fundamental restriction can be changed with approval by the fund's board.

                                                               Back to Questions

WHY ARE THESE CHANGES BEING PROPOSED?

     o Several of the current restrictions reflect regulatory, business or industry conditions or requirements that are no longer applicable.

     o Some restrictions that previously were designated as fundamental are not required to be fundamental and are proposed to be designated as non-fundamental.

     o The proposed changes will make investment restrictions more consistent across all AIM funds.

Accordingly, the board believes changing these restrictions will enable the funds to be managed more efficiently. In addition, this change will reduce the number of restrictions that require a shareholder vote to be changed. Therefore, each fund will be able to avoid the cost and delays associated with such a vote, and thus be more flexible in the future.

                                                               Back to Questions

WHERE CAN I FIND FURTHER DETAILS ABOUT THESE CHANGES?

Details are provided in the section of the proxy statement titled "Approval of Changes to the Fundamental Restrictions."

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------
PROPOSAL TO CHANGE THE INVESTMENT OBJECTIVE AND TO MAKE THE INVESTMENT OBJECTIVE NON-FUNDAMENTAL

     o    What am I being asked to vote on?

     o What is the difference between a fundamental objective and a non-fundamental objective?

     o    Why are these changes being proposed?

     o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are asked to approve making your fund's investment objective non-fundamental.

                                                               Back to Questions

WHAT IS THE DIFFERENCE BETWEEN A FUNDAMENTAL OBJECTIVE AND A NON-FUNDAMENTAL OBJECTIVE?

A fundamental objective can be changed only with approval of both the fund's board and its shareholders, through a proxy statement such as this one. A non-fundamental objective can be changed with the approval of the fund's board.

                                                               Back to Questions

WHY ARE THESE CHANGES BEING PROPOSED?

If the fund's investment objective is non-fundamental, the board will be able to change your fund's investment objective in the future without incurring the time and costs of a shareholder vote.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------
PROPOSAL FOR RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     o    What am I being asked to vote on?

     o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are being asked to ratify the board's selection of PricewaterhouseCoopers LLP as independent public accountants for the fund for the fiscal year ending in 2000.

Details are presented in the section of the proxy statement titled "Ratification of the Selection of Independent Public Accountants."

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------


(C) 2000 A I M Management Group, Inc. All Rights Reserved. Important Legal Information.

                                 ProxyCard.Com
--------------------------------------------------------------------------------


Welcome to ProxyCard.com, the fastest and most convenient way to vote your proxy via the internet. To vote your shares, follow these four easy steps:

  1.  Review the proxy statement you received in the mail.

  2.  Enter the control number printed on your proxy card below.

  3. Complete your internet proxy card and submit your vote. Don't forget to click the "this vote is correct" button.

  4. Print or save a copy of your confirmation for your records. You may also have a confirmation emailed to you.

If you have more than one proxy card, you will need to vote each position individually.

Enter a control number below (printed on your proxy card):

[         ]

[SUBMIT]

                                 ProxyCard.Com
--------------------------------------------------------------------------------

                PROXY STATEMENT (ADOBE ACROBAT READER REQUIRED)

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES OF

                              AIM BASIC VALUE FUND

                       (A PORTFOLIO OF AIM GROWTH SERIES)

              PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                  MAY 31, 2000

THE UNDERSIGNED HEREBY APPOINTS ROBERT H. GRAHAM AND GARY T. CRUM, AND EACH OF THEM SEPARATELY, PROXIES WITH THE POWER OF SUBSTITUTION TO EACH, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, AT THE SPECIAL MEETING OF SHAREHOLDERS ON MAY 31, 2000 AT 3:00 P.M., CENTRAL TIME, AND AT ANY ADJOURNMENT THEREOF, ALL OF THE SHARES OF THE FUND WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF EACH PROPOSAL.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" EACH PROPOSAL.

1.  TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH A I M ADVISORS, INC.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

2.  TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND.

2a. MODIFICATION OF FUNDAMENTAL RESTRICTION ON PORTFOLIO DIVERSIFICATION.

    [ ] FOR

    [ ] AGAINST

     [ ] ABSTAIN

2b. MODIFICATION OF FUNDAMENTAL RESTRICTION ON ISSUING SENIOR SECURITIES AND BORROWING MONEY.

     [ ] FOR
     [ ] AGAINST
     [ ] ABSTAIN

2c.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES.

     [ ] FOR
     [ ] AGAINST
     [ ] ABSTAIN

2d.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON INDUSTRY CONCENTRATION.

     [ ] FOR
     [ ] AGAINST
     [ ] ABSTAIN

2e.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON REAL ESTATE INVESTMENTS.

     [ ] FOR
     [ ] AGAINST
     [ ] ABSTAIN

2f.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING
     COMMODITIES.

     [ ] FOR
     [ ] AGAINST
     [ ] ABSTAIN

2g.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON MAKING LOANS.

     [ ] FOR
     [ ] AGAINST
     [ ] ABSTAIN

2h.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON INVESTMENT IN INVESTMENT
     COMPANIES.

     [ ] FOR
     [ ] AGAINST
     [ ] ABSTAIN

3.   TO APPROVE CHANGING THE INVESTMENT OBJECTIVE OF THE FUND SO

     THAT IT IS NON-FUNDAMENTAL.

     [ ] FOR

     [ ] AGAINST

     [ ] ABSTAIN

4. TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING IN 2000.

     [ ] FOR

     [ ] AGAINST

     [ ] ABSTAIN

5. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.



                                    [SUBMIT]

                                 ProxyCard.Com
--------------------------------------------------------------------------------

THIS IS YOUR COMPLETED PROXY CARD. SIGN AND SUBMIT YOUR CARD BY CLICKING "THIS VOTE IS CORRECT" AT THE BOTTOM OF THE PAGE. TO MAKE CHANGES USE THE "BACK" BUTTON BELOW. YOU MAY PRINT OR SAVE THIS PAGE OR HAVE A CONFIRMATION OF YOUR VOTE E-MAILED TO YOU.

                                     [BACK]

[ ] Check this box and enter your e-mail address below if you want to be e-mailed a copy of your voted proxy. A confirmation will be sent after you press the "This Vote is Correct" button at the bottom of this page.

e-mail: [                     ]


                PROXY STATEMENT (ADOBE ACROBAT READER REQUIRED)

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES OF

                              AIM BASIC VALUE FUND

                       (A PORTFOLIO OF AIM GROWTH SERIES)

       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 31, 2000


THE UNDERSIGNED HEREBY APPOINTS ROBERT H. GRAHAM AND GARY T. CRUM, AND EACH OF THEM SEPARATELY, PROXIES WITH THE POWER OF SUBSTITUTION TO EACH, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, AT THE SPECIAL MEETING OF SHAREHOLDERS ON MAY 31, 2000 AT 3:00 P.M., CENTRAL TIME, AND AT ANY ADJOURNMENT THEREOF, ALL OF THE SHARES OF THE FUND WHICH THE UNDERSIGNED WOULD BE ENTITLED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF EACH PROPOSAL.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" EACH PROPOSAL.


1.   TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH A I M ADVISORS INC.

     [X] FOR

     [ ] AGAINST

     [ ] ABSTAIN

2.   TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND.

2a.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON PORTFOLIO DIVERSIFICATION.

     [X] FOR
     AGAINST
     ABSTAIN

2b. MODIFICATION OF FUNDAMENTAL RESTRICTION ON ISSUING SENIOR SECURITIES AND BORROWING MONEY.

     [X] FOR
     AGAINST
     ABSTAIN

2c.  MODIFICATION OF FUNDAMENTAL RESTRICTIONS ON UNDERWRITING SECURITIES.

     [X] FOR
     AGAINST
     ABSTAIN

2d.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON INDUSTRY CONCENTRATION.

     [X] FOR
     AGAINST
     ABSTAIN

2e.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON REAL ESTATE INVESTMENTS.

     [X] FOR
     AGAINST
     ABSTAIN

2f.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING
     COMMODITIES.

     [X] FOR
     AGAINST
     ABSTAIN

2g.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON MAKING LOANS.

     [X] FOR
     AGAINST
     ABSTAIN

2h.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON INVESTMENT IN INVESTMENT
     COMPANIES.

     [X] FOR
     AGAINST
     ABSTAIN

3. TO APPROVE CHANGING THE INVESTMENT OBJECTIVE OF THE FUND SO THAT IT IS NON-FUNDAMENTAL.

     [X] FOR
     AGAINST
     ABSTAIN

4. TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING IN 2000.

     [X] FOR
     AGAINST
     ABSTAIN

5. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                             Is this vote correct?

                             [THIS VOTE IS CORRECT]   [BACK]

         If you want to change your vote, use a "Back" button to return to the previous page.

                                 ProxyCard.Com
--------------------------------------------------------------------------------

Your vote has been submitted.

If you would like to vote another proxy, enter a control number below:

[      ]

[SUBMIT]